January 2022

Disclaimer and Confidentiality Notice This presentation contains forward-looking statements with respect to the Company. These forward-looking statements, by their nature, require the Company to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, including without limitation the successful and timely completion and the commercialization of the products referred to herein, addressable markets, entering other markets and any plans and objectives of management for future operations and future results. Forward-looking statements are not guarantees of performance. These forward-looking statements, including financial outlooks and strategies or deliverables stated herein, may involve, but are not limited to, comments with respect to the Company’s business or financial objectives, its strategies or future actions, its targets, expectations for financial condition or outlook for operations. Words such as “may”, “will”, “would”, “could”, “expect”, “believe”, “plan”, “anticipate”, “intend”, “estimate”, “continue”, or the negative or comparable terminology, as well as terms usually used in the future and conditional, are intended to identify forward-looking statements. Information contained in forward-looking statements is based upon certain material assumptions that were applied in drawing a conclusion or making a forecast or projection, including perceptions of historical trends, current conditions and expected future developments, as well as other considerations that are believed to be appropriate in the circumstances. These assumptions are considered to be reasonable based on currently available information, but the reader is cautioned that these assumptions regarding future events, many of which are beyond its control, may ultimately prove to be incorrect since they are subject to risks and uncertainties that affect the Company and its business. The forward-looking information set forth therein reflects expectations as of the date hereof and is subject to change thereafter. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Undue reliance should not be placed on forward- looking statements. We operate in a very competitive and rapidly changing environment. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances described in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements contained in this presentation. The forward-looking statements contained in this presentation are expressly qualified by this cautionary statement. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys, and other data obtained from third party sources and Sonendo’s own internal estimates and research. While Sonendo believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy, or completeness of, any information obtained from third party sources. While Sonendo believes its internal research is reliable, such research has not been verified by any independent source. Sonendo’s estimates are derived from publicly available information, management’s knowledge of the Sonendo’s industry and management’s assumptions based on such information and knowledge, which they believe to be reasonable. This data involves a number of assumptions and limitations which are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy our securities. All amounts are in U.S. dollars unless otherwise indicated.

Our Mission Improve Quality of Life by Saving Teeth and Stopping the Progression of Tooth Decay Establish the GentleWave Procedure as the Standard of Care for Tooth Decay, with an Initial Focus on Transforming Root Canal Therapy

Strong and Experienced Leadership Team Introducing the Team Bjarne Bergheim President & CEO Michael Watts Chief Financial Officer Michael Smith Chief Commercial Officer Mehrzad Khakpour, PhD Chief Technology Officer Jacqueline Collins VP, General Counsel Andrew Kirkpatrick Chief Operating Officer Roy Chen Chief Talent Officer

Key Success Factors for Sonendo Paradigm-Shifting Platform Technology for Tooth Decay Compelling and Growing Body of Clinical and Real-World Evidence Established and Growing Digital Infrastructure Recurring Revenue Business Model Large Market Opportunity with Significant Need for Innovation Transformative R&D Capabilities and a Robust Intellectual Property Portfolio Attractive Value Proposition for Dental Practitioners and Patients 1 7 2 3 4 5 6

~17 Million Root Canal Procedures Performed Annually in the U.S. and Canada Large Market For Root Canal Therapy (RCT) Non-Referring General Practitioners (GPs) (~50,000) ~9 million Annual Root Canal Procedures Remaining General Practitioners (GPs) (~126,000) ~4 million Annual Root Canal Procedures Endodontists (~5,000) ~4 million Annual Root Canal Procedures Global prevalence of additional 30+ million procedures annually outside of the U.S. and Canada Sonendo’s Potential Annual Addressable Market Opportunity for Root Canal Procedures in the U.S. and Canada $1.9 Billion 6

The Root Canal System is Complex Endodontic Biofilm Root Canal Dentin Dentin Root Canals are Complex… …Making Them Difficult to Effectively and Efficiently Clean Bacteria are smaller than anatomical features in the tooth Canals are increasingly complicated in hardest to reach areas Bacteria penetrates the microscopic spaces in the root canal system The Problem Unique for Each Person, Root and Tooth Include Branches and Connections Between Canals May Bifurcate into Multiple Canals or Converge into One Canal Exhibit Unpredictable Three-Dimensional Curvature 7

Limitations of Conventional RCT Ng YL. et al. Outcome of primary root canal treatment: systematic review of the literature - part 1. Effects of study characteristics on probability of success. Int Endod J. 2007; 40(12):921-39. POOR CLINICAL OUTCOMES RCT treatment failure ranges from 15% to 32%1 29% to 70% of patients report post-operative pain LACK OF STANDARDIZED PROTOCOLS Lack of standardized protocols for most critical steps of RCT Contributes to unpredictable procedure times and outcomes INEFFECTIVE CLEANING Files only touch 35% to 65% of the surface of the root canal >74% of canals show signs of residual tissue and bacteria EXTENSIVE USE OF INSTRUMENTATION Weakens tooth and impacts long-term survival Increases likelihood of procedural errors and other complications COMPLEX PROCEDURE Difficult procedure relies heavily on clinician skills Uses aerosol-generating devices NEED FOR MULTIPLE VISITS Approximately half of root canal procedures require multiple visits Causes patient inconvenience and impacts practice economics Limitations in Clinical Outcomes Limitations in Clinical Workflow 8

First and only FDA-cleared system for RCT that employs a sterilized, single-use procedure instrument to automate the cleaning of root canals Superior cleaning and disinfection of microscopic spaces independent of root canal complexity and tooth structure Intuitive touchscreen interface simplifies procedure setup and treatment delivery Wireless connectivity capabilities enables automatic software updates, remote monitoring of the system and real-time tracking of system utilization GentleWave System: Transforming RCT 9 vs GentleWave Procedure Conventional RCT GentleWave Procedure Enables Superior Cleaning 10

In-Vivo and In-Vitro in… In Real-World, Clinical Practice, with… 2 Prospective, Multi-Center Clinical Studies 30+ Peer-Reviewed Journal Publications ~820 GentleWave System Installed Base Clinical and Commercial Validation of the GentleWave Procedure The Clinical Benefits of the GentleWave System Have Been Demonstrated… [] + Strong Clinical Outcomes & Superior Cleaning in a Less Invasive Procedure Enhanced Procedure Efficiency …and Has Been Clinically Proven to Provide… 700k+ Patients Treated with the GentleWave System 1 2

1 PURE Study: Single-Arm, Multi-Center, Prospective, Non-Significant Risk Clinical Study Strong Clinical Outcomes Note: Data for GentleWave and conventional RCT is from separate studies. Clinical data is not head-to-head. Ng YL. et al. Outcome of primary root canal treatment: systematic review of the literature - part 1. Effects of study characteristics on probability of success. Int Endod J. 2007; 40(12):921-39. Sigurdsson A, Garland RW, Le KT, Woo SM. 12-month Healing Rates after Endodontic Therapy Using the Novel GentleWave System: A Prospective Multicenter Clinical Study. J Endod. 2016; 42(7):1040-8. Ince B, Ercan E, Dalli M, Dulgergil CT, Zorba YO, Colak H. Incidence of postoperative pain after single- and multi-visit endodontic treatment in teeth with vital and non-vital pulp. Eur J Dent. 2009;3(4):273-9. High and Rapid Rates of Healing1 Minimal to No Post-Operative Pain2,3,4,5 68%-85% Range GentleWave Procedure: 97% Success Rate Conventional RCT: Estimated 68-85% Success Rate GentleWave Procedure: Minimal to No Post-Op Pain Conventional RCT: 29-70% of Patients Report Post-Op Pain Gambarini G, Testarelli L, De Luca M, Milana V, Plotino G, Grande NM, Rubini AG, Al Sudani D, Sannino G. The influence of three different instrumentation techniques on the incidence of postoperative pain after endodontic treatment. Ann Stomatol (Roma). 2013;4(1):152-5. Wong AW, Zhang S, Li SK, Zhu X, Zhang C, Chu CH. Incidence of post-obturation pain after single-visit versus multiple-visit non-surgical endodontic treatments. BMC Oral Health. 2015;15:96. 12

Proven, Real-World Results Supported by Clinical Studies and Commercial Experience Enhanced Procedure Efficiency Clinical Study Results Patients Treated in a Single Visit Using the GentleWave System2 Patients with Periapical Lesions Treated in a Single Visit Using the GentleWave System3 GentleWave Procedure Customer Survey1 + 92% 89% Includes data from Sonendo’s GentleWave Procedure customer survey conducted in October 2020 (n=33) where users were polled about percent of single-visit RCT cases and impact on per patient file costs before/after adopting the GentleWave System Sigurdsson A, Garland RW, Le KT, Woo SM. 12-month Healing Rates after Endodontic Therapy Using the Novel GentleWave System: A Prospective Multicenter Clinical Study. J Endod. 2016; 42(7):1040-8. Sigurdsson A, Garland RW, Le KT & Rassoulian SA. Healing of Periapical Lesions After Endodontic Treatment with the GentleWave Procedure: A Prospective Multicenter Clinical Study. Journal of Endodontics. 2018;44(3):510-517. 13 2

Establishing the GentleWave Procedure as the Standard of Care for RCT U.S. and Canada Commercial Strategy How? 1 Grow GentleWave Installed Base 2 Increase GentleWave Procedure Utilization 3 Drive Patients to GentleWave Providers Increase Referrals Targeted Direct-to-Patient Marketing Increase Awareness and Education Increase Team of Capital Sales Reps to Drive GentleWave Console Sales Expand Team of Consumable Sales Reps to Drive Utilization Partner with Clinicians Core Pillars of Sonendo’s Commercial Strategy 14

How We Structure Our Sales Team CAPITAL SALES REP Increase Market Penetration CONSUMABLE SALES REP Drive Account Utilization KEY RESPONSIBILITIES Win new business Establish customer relationships Target key opportunities Focus on GentleWave Console placements Grow installed base of GentleWave Consoles KEY RESPONSIBILITIES Increase utilization in existing GentleWave practices Onboarding, clinical education and training Improve practice efficiency Drive patient referral volumes 15

CleanFlow PI Our Next Generation Procedure Instrument TM

CleanFlow Procedure Instrument: Driving Procedure Simplicity No components placed inside tooth Simplified & Intuitive Value for Sonendo Commercial Status Cleans inside of tooth from outside Reduces procedure steps Easier and less technique-sensitive Confidence to use on more cases Fewer parts and easier to assemble Improved customer utilization Easier to teach procedure Expect to have positive impact on gross margins of single-use PIs Positive clinical and usability feedback Expect to be fully commercialized in 2022 Expected future expansion of indications Molar PI CleanFlow PI Clean Flow Procedure Instrument 17

Our Key Growth Strategies Focused on Driving Long-Term, Sustainable Growth Strategy Key Elements Execute U.S. and Canada Commercial Strategy Reduce Costs and Improve Production Efficiencies Invest in R&D Initiatives Expand into International Markets Expand sales and marketing teams Grow installed base Increase utilization Drive patients to providers Launch CleanFlow Realize operating leverage Implement lean manufacturing methods Reduce material costs Enhance usability, efficiency and predictability Perform additional elements of the root canal procedure Expand beyond RCT to treat cavities Pursue regulatory approvals and related certifications Engage in market access initiatives in attractive international markets Focused on Driving Long-Term, Sustainable Growth 18

2021 Financial Highlights $33.0 to $33.2million Full Year 2021 Estimate ~820 Consoles Placed Revenue Installed Base Sales Territories 24 (Covering US and Canada) We had 16 capital sales reps at the end of Q2’21

Key Success Factors for Sonendo Paradigm-Shifting Platform Technology for Tooth Decay Compelling and Growing Body of Clinical and Real-World Evidence Established and Growing Digital Infrastructure Recurring Revenue Business Model Large Market Opportunity with Significant Need for Innovation Transformative R&D Capabilities and a Robust Intellectual Property Portfolio Attractive Value Proposition for Dental Practitioners and Patients 1 7 2 3 4 5 6 20

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